ING VARIABLE ANNUITIES
                   UNITED LIFE AND ANNUITY INSURANCE COMPANY
         UNITED LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT ONE

                             PROSPECTUS SUPPLEMENT

                               SEPTEMBER 20, 2001

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1999
                                      FOR
           DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
              (THE "SPECTRASELECT AND SPECTRADIRECT PROSPECTUSES")
              ISSUED BY UNITED LIFE AND ANNUITY INSURANCE COMPANY
                                   __________

      The following information supplements certain information contained in the Prospectus dated May 1, 1999
for Deferred Combination Variable and Fixed Annuity Contracts (the "Prospectus")
  The capitalized terms used in this supplement have the same meaning as those in the Prospectus. You should keep this supplement with your Prospectus.


     United Life and Annuity Insurance Company (the "Company") and several other applicants have filed an application with the Securities and Exchange Commission (the "SEC") seeking an order approving the substitution of shares of the International Equity Series of The GCG Trust (the "GGC Portfolio") for shares of the International Equity Fund of Credit Suisse Warburg Pincus Trust ("Warburg Portfolio") currently held by subaccounts of United Life and Annuity Insurance Company Separate Account One (the "Account"). To the extent required by law, approval of the proposed substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the proposed share substitutions would be to replace the Warburg Portfolio with the GCG Portfolio as an investment option under the Contracts as described in your current prospectus.

     Directed Services, Inc. ("DSI") serves as the overall investment manager to The GCG Trust. ING Pilgrim Investments, Inc. ("ING Pilgrim"), an affiliate of the Company and DSI, serves as the portfolio manager to the GCG Portfolio.

     The investment objective and policies of the GCG Portfolio are as follows:

     The GCG Portfolio's investment objective is long-term growth of capital.

     Under normal conditions, the GCG Portfolio invests at least 65% of its net assets in equity securities of issuers located in countries outside of the United States. The GCG Portfolio generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. It may also invest in debt securities. The GCG Portfolio may invest in companies located in countries with emerging securities markets when the portfolio manager believes they present attractive investment opportunities. The GCG Portfolio also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

     The GCG Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the GCG Portfolio may also invest in small and medium-sized companies. The GCG Portfolio may also purchase or sell options and futures contracts involving foreign currency.

     The GCG Portfolio's portfolio manager, ING Pilgrim, manager primarily uses "bottom-up" fundamental analysis to identify stocks that it believes offer good value relative to their peers in the same industry, sector or region. The portfolio manager also uses "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

     If the SEC issues an order approving the proposed substitution, the Company will, in advance of carrying out the substitution, publish another supplement to this Prospectus indicating the exact date of the substitution and outlining options that will be available to Contractholders both before and after the substitution. In addition, included with this supplement is a copy of the GCG Portfolio prospectus.

     All costs associated with the substitution will be borne by the Company, the other applicants, Directed Services, Inc. and/or ING Pilgrim. There will be no cost to Contractholders.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.





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